CIGNA HIGH
                         INCOME SHARES
--------------------------------------

                         Annual Report
                     December 31, 2001





[CIGNA LOGO]

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                                                                               1

Dear Shareholders:

Our report for CIGNA High Income Shares (the "Fund") covering the year ended December 31, 2001 follows.

High Yield Market Summary

The high yield market was the best-performing sector in the bond market for the first quarter of 2001. The strong performance was driven by the Federal Reserve's (Fed's) interest rate cuts and a strong inflow of funds into the market from a number of investor classes.

As the quarter progressed, however, the market's focus shifted to the continuing weakness in earnings, bond ratings, and the stock market, reflecting an economy flirting with recession. Further, the market suffered from the traditional seasonal slowdown in fund inflows as we made our way to the end of the quarter.

Noteworthy in the first quarter was the underperformance of the telecommunications sector. Many of these credits were still relatively young companies, which were losing money and required substantial capital to support their growth.

Based on net asset value, the Fund returned 1.34% in the first quarter, compared with its benchmark, the Lehman Brothers High Yield Bond Index, which returned 6.36%.

The Fund's weak performance was driven, in part, by adverse selection in several cyclical industry sectors, such as technology, paper, autos, and heavy-duty trucks. Additionally, the Fund suffered from several defaults. From a sector point of view, the Fund's emerging market exposure suffered from deterioration of confidence in Argentina. Also, the Fund's performance in the telecommunications sector was below the benchmark.

At the end of February 2001, Alan C. Petersen was replaced as portfolio manager for the Fund by the high yield fixed income team of TimesSquare Capital Management, Inc.

During the second quarter, the high yield bond market gave back some of the gains achieved earlier in the year. The telecommunications sector, which fell 18.3%, was responsible for most of the decline. However, most of the other high yield sectors remained unscathed, reporting positive performance.

Bargain hunting was the portfolio theme for the second quarter, as we actively invested in companies in out-of-favor industries that trade at substantial discounts to their maturity values. We also invested in "fallen angels," former investment-grade securities that had been downgraded to below-investment-grade by the rating agencies. To fund these purchases, we sold securities that did not offer much upside potential. Mainly, these were cyclical bonds at their peak in earnings that were still trading near their all-time highs.

In response to lower net investment income, the Fund's monthly dividend was reduced to 4.5 cents from 5 cents per share.

Based on net asset value, the Fund returned -4.58% for the second quarter, compared with its benchmark, the Lehman Brothers High Yield Bond Index, which returned -2.28%.

The tragic events of September 11 reverberated throughout the capital markets, causing investors to become highly risk averse. High yield bonds, after a stellar performance in July and August when the Lehman Brothers High Yield Bond Index gained 1.47% and 1.18%, respectively, declined a whopping 6.72% in September.

Following the events of September 11, we upgraded the quality of the Fund's portfolio

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                                                                               2

by buying higher rated bonds and moving up in the capital structure to senior notes. We also continued our strategy of investing in companies in out-of-favor industries that traded at substantial discounts to their maturity values. This approach was balanced by overweights in recession-resistant industries, such as grocery and food.

Based on net asset value, the Fund returned -11.59% for the quarter, compared with its benchmark, the Lehman Brothers High Yield Bond Index, which returned -4.23%. The underperformance was due mainly to an underweighting in BB rated bonds that outperformed substantially as the market fell.

Opportunistic buying of downtrodden lodging and gaming companies that were hurt by the events of September 11 helped us outperform the index and our peers during the fourth quarter. Additionally, several strategies that were implemented during the year helped to enhance the Fund's positive performance in the latter part of the year. We lowered the minimum size requirement for bonds to issues of $100 million. We felt investment opportunities were attractive in bonds of less liquid, less followed, yet fundamentally solid companies. This strategy proved successful. The smaller-size bond issues of $100 to $149.99 million returned 14.2%, compared with returns of 11.3% for issues ranging in size from $150 million up to $249.99 million. Issues between $250 million and $399.99 million returned 5.7%. Issues between $400 million and $1 billion lost 3.1%, while those over $1 billion lost 4.4%.

Additionally, we increased the Fund's quality by increasing the percentage of bonds rated BB or higher in the portfolio to 28.2% at the end of 2001, up from 8.7% at the end of 2000. By doing so, we were able to benefit from the stronger performance of these higher rated bonds.

To help balance volatility during the year, we increased our industry weight relative to the benchmark in recession-resistant industries, such as food and grocery. We also maintained overweights in deep-discount cyclicals, including machinery, retail, and textiles. Health care, paper, and utilities are some of our underweight sectors, as we do not feel they offer compelling value in the market we see ahead.

Based on net asset value, the Fund returned a net 8.42% for the fourth quarter compared with the Lehman Brothers High Yield Bond Index return of 5.78%.

The Lehman Brothers High Yield Bond Index returned 5.28% for the year, its strongest performance since 1997. This result seemed to affirm that investors were willing to look past September 11 and the current economic recession to focus on prospects of accelerated economic growth and attractive high yield valuations. Spread tightening was dramatic during 2001. High yield began the year yielding 933 basis points more than U.S. Treasuries, but ended the year at 742 basis points over U.S. Treasuries.

Although high yield returns were positive for the year, there was considerable negative news. Moody's and Standard & Poor's reported four rating downgrades on average for every one upgrade. The downgrades made it more difficult for companies to refinance their debt and increased their cost of capital. During the year, 182 companies in the U.S. defaulted on $86.3 billion of bonds, for an 11% default rate (as calculated by Moody's). This tied the record, on a percentage basis, set in 1991. Two of the largest defaults in history -- Enron and Finova -- occurred in 2001. Interestingly, the best-performing quality component of the index was defaulted bonds, which were up 24.6%, as compared to 5.3% for the index.

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                                                                               3

The negative news and credit trends did not seem to discourage investing in high yield. In 2001, $8.2 billion flowed into high yield mutual funds, beating the 10-year average inflows of $7.8 billion.

On an industry level, most industries reported positive performance for the year, with the exception of telecommunications, which was down 29%; airlines; cable; and textiles. Industries that substantially outperformed the broad index included food, grocery, retailing and technology.

The Fund remains broadly diversified, with holdings in 137 issuers. At the end of the year, the Fund's average duration was 3.5 years. The Fund's leverage during the year remained below 33% of assets and was 31% at December 31, 2001.

Performance

Returns for the year ended December 31, 2001 were:

Fund (based on its net asset value)        -7.31%
Lehman Brothers High Yield
   Bond Index                               5.28%

The Fund's return for the year, based on the market value of its shares traded on the New York Stock Exchange was -6.85%.

Performance in 2001 was negatively impacted by an overweight relative to the index in single B bonds which underperformed in 2001 and some negative credit events, including those in emerging markets.

In response to lower net investment income in 2002, the Fund's monthly dividend was reduced to 3.5 cents per share from 4.5 cents per share. More information on the dividend change may be found on page 18.

Outlook

We believe four stimulative forces already in place will drive accelerated economic growth in the second half of 2002, They include:

o Substantial monetary easing by the Fed over the past 12 months accompanied by a massive growth in money supply and a steep decline in short-term interest rates to 1.75%, a 40-year low.

o Strong fiscal policy stimulus from tax cuts and new spending initiatives.

o Declining energy prices that represent a large "tax cut" for both households and businesses.

o Record business inventory liquidation during the past five quarters should set the stage for a rebound in manufacturing activity as inventory levels are rebuilt.

The economic scenario we foresee bodes well for high yield. Historically, higher risk asset classes such as high yield perform well as the economy pulls out of a recession. Further, unlike some other higher-risk asset classes, high yield is undervalued relative to historical levels. For example, the average spread over Treasuries since 1991 was 515 basis points. At the end of 2001, this spread was 742 basis points or 44% higher than the average. Average bond prices are also low, trading at only 80% of maturity value.

We believe our strategy of investing in companies with strong asset values, competent management teams, efficient operations, and those that trade at a substantial discount to maturity value should position the Fund well to capitalize on what we see as tremendous investment opportunities in high yield.


Sincerely,


/s/ Richard H. Forde


Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

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                                                                               4
[THE FOLLOWING TABLULAR MATERIAL WAS REPRESENTED IN PRINTED MATERIAL
AS A LINE CHART]


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
12/31/91 - 12/31/01

                  Fund - Total return          Lehman Brothers
                  based on market value          High Yield
                   of common shares              Bond Index
12/91                    10000                     10000
12/92                    12436                     11575
12/93                    14976                     13556
12/94                    14161                     13419
12/95                    17877                     15991
12/96                    21319                     17806
12/97                    23802                     20080
12/98                    23005                     20455
12/99                    19282                     20944
12/00                    17344                     19717
12/01                    16156                     20758


---------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS

                    1 Year      3 Year      5 Year      10 Year
Market Value        -6.85%      -11.11%     -5.39%       4.91%
Net Asset Value     -7.31%       -9.42%     -4.18%       5.60%

---------------------------------------------------------------

CIGNA High Income Shares (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers High Yield Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             5
December 31, 2001

                                                              Principal        Value
                                                                  (000)         (000)
-------------------------------------------------------------------------------------
BONDS AND NOTES - 143.3%
Auto and Truck - 3.5%
Collins & Aikman Products Co., 11.50%, 2006                 $    1,070       $  1,033
Exide Corp., 10.00%, 2005                                        2,000            580
General Motors Acceptance Corp., 6.88%, 2011                     2,500          2,445
Navistar International Corp., 9.38%, 2006                        1,490          1,564
                                                                             --------
                                                                                5,622
                                                                             --------
Broadcasting and Media - 6.8%
American Lawyer Media, Inc., 9.75%, 2007                         4,500          3,285
Innova S DE R.L., 12.88%, 2007                                   3,280          3,116
Lin Television Corp., 8.00%, 2008                                  630            635
Paxson Communications Corp., 10.75%, 2008                          630            658
Penton Media, Inc., 10.38%, 2011                                 1,510            861
Sinclair Broadcast Group, 8.75%, 2011
   (144A security acquired Dec. 2001 for $1,840) (a)             1,840          1,840
Ziff Davis Media, Inc., 12.00%, 2010                             2,000            560
                                                                             --------
                                                                               10,955
                                                                             --------
Cable TV - 9.2%
Adelphia Communications Corp.,
   10.25%, 2006                                                  3,080          3,111
   10.88%, 2010                                                  2,680          2,707
Callahan Nordrhein-Westfalen, 14.00%, 2010                       2,000          1,310
Charter Communications Holdings, LLC,
   10.25%, 2010                                                  4,000          4,080
   10.00%, 2011                                                  1,000          1,005
Telewest Communications PLC, 11.00%, 2007                        3,050          2,196
United Pan Europe Communications N.V.,
   11.25%, 2010                                                  3,480            452
                                                                             --------
                                                                               14,861
                                                                             --------
Chemicals - 5.6%
Avecia Group PLC, 11.00%, 2009                                   1,490          1,415
Equistar Chemicals LP, 10.13%, 2008                                630            633
Huntsman ICI Chemicals, Inc., 10.13%, 2009                       4,000          3,840
ISP Holdings, Inc., 10.63%, 2009
   144A security acquired Dec. 2001 for $290) (a)                  290            290
Lyondell Chemical Co., 10.88%, 2009                                910            842
United Industries Corp., 9.88%, 2009                             2,160          2,030
                                                                             --------
                                                                                9,050
                                                                             --------

Consumer Products and Services - 7.6%
Buhrmann U.S., Inc., 12.25%, 2009                           $    1,800       $  1,800
Desa International, Inc., 9.88%, 2007 (b)                        1,750            578
Jostens, Inc., 12.75%, 2010                                      3,350          3,685
Remington Products Co., LLC, 11.00%, 2006                        3,000          2,295
Samsonite Corp., 10.75%, 2008                                    5,750          4,025
                                                                             --------
                                                                               12,383
                                                                             --------
Containers and Paper - 2.9%
Gaylord Container Corp., 9.88%, 2008                             6,000          2,220
Pliant Corp., 13.00%, 2010                                       2,410          2,434
                                                                             --------
                                                                                4,654
                                                                             --------
Diversified - 5.1%
Encompass Services Corp., 10.50%, 2009
   (144A security acquired June 2001 for $534) (a)                 550            357
Integrated Electrical Services,
   9.38%, 2009                                                   1,000            890
   9.38%, 2009 Series C                                            740            655
Outsourcing Services Group, Inc., 10.88%, 2006                   2,750          1,788
United Rentals, Inc., 9.00%, 2009                                2,650          2,531
Williams Scottman, Inc., 9.88%, 2007                             2,150          2,118
                                                                             --------
                                                                                8,339
                                                                             --------
Electronics and Electrical Equipment - 7.5%
Amkor Technologies, Inc., 10.50%, 2009                           4,400          3,960
Dictaphone Corp., 11.75%, 2005 (b)                               2,465            246
Ingram Micro, Inc., 9.88%, 2008                                  1,210          1,228
Nortel Networks Ltd., 6.13%, 2006                                1,430          1,170
Viasystems, Inc.,
   9.75%, 2007                                                   4,500          1,350
   9.75%, 2007, Series B                                         1,700            510
Xerox Capital Europe PLC, 5.75%, 2002                            3,650          3,604
                                                                             --------
                                                                               12,068
                                                                             --------
Energy - 2.6%
AES Drax Energy Ltd., 11.50%, 2010                               1,960          1,313
Calpine Corp.,
   10.50%, 2006                                                    480            451
   8.50%, 2011                                                   2,650          2,372
                                                                             --------
                                                                                4,136
                                                                             --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             6
December 31, 2001 (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Entertainment - 3.6%
American Skiing Co., 12.00%, 2006                           $    5,250       $  3,465
Bally's Total Fitness Holdings, 9.88%, 2007                        860            879
Booth Creek Ski Holdings, Inc., 12.50%, 2007                     1,630          1,255
Speedway Motorsports, Inc., 8.50%, 2007                            300            306
                                                                             --------
                                                                                5,905
                                                                             --------
Financial - 2.8%
Dollar Financial Group, Inc., 10.88%, 2006                       3,400          3,230
Labranche & Co., Inc., 12.00%, 2007                              1,150          1,317
                                                                             --------
                                                                                4,547
                                                                             --------
Food and Beverages - 5.4%
Carrols Corp., 9.50%, 2008                                       1,310          1,244
Grupo Azucarero Mexico S.A., 11.50%, 2005 (b)                    2,175            435
Imperial Holly Corp., 9.75%, 2007 (b)                            5,000          1,075
Mastellone Hermonos S.A., 11.75%, 2008                           2,070            518
Premier International Foods PLC, 12.00%, 2009                    4,500          4,770
VFB LLC, 10.25%, 2009 (b)                                        3,350            703
                                                                             --------
                                                                                8,745
                                                                             --------
Grocery - 5.7%
Di Giorgio Corp., 10.00%, 2007                                   3,000          2,880
Fleming Cos., Inc., 10.50%, 2004                                   800            800
Great Atlantic & Pacific Tea Co., 7.75%, 2007                    1,225          1,164
Ingles Markets, Inc., 8.88%, 2011
   (144A security acquired Dec. 2001 for $971) (a)                 980            965
Nash Finch Co., 8.50%, 2008                                      2,000          1,900
Stater Brothers Holdings, Inc., 10.75%, 2006                       100            104
Winn-Dixie Stores, Inc., 8.88%, 2008                             1,500          1,429
                                                                             --------
                                                                                9,242
                                                                             --------
Gaming - 1.9%
Ameristar Casinos, Inc., 10.75%, 2009                              900            972
Hollywood Casino Shreveport, 13.00%, 2006                        2,200          2,090
                                                                             --------
                                                                                3,062
                                                                             --------
Health Care - 3.1%
Healthsouth Corp., 8.38%, 2011
   144A security acquired Nov. 2001 for $979) (a)                  910            935
Magellan Health Services, Inc., 9.00%, 2008                      4,490          4,041

Health Care (continued)
Mediq, Inc., 11.00%, 2008 (b)                               $    6,500       $     65
                                                                             --------
                                                                                5,041
                                                                             --------
Hotels - 3.7%
Felcor Lodging LP,
   9.50%, 2008                                                     600            602
   9.50%, 2008 (144A security acquired Nov. 2001
      for $739) (a)                                                750            752
   8.50%, 2011                                                     840            806
HMH Properties, Inc.,
   7.88%, 2005 Series A                                          1,040            988
   7.88%, 2008 Series B                                            310            287
Lodgian Financing Corp., 12.25%, 2009 (b)                        2,500          1,075
Meristar Hospitality Corp., 9.00%, 2008                          1,500          1,425
                                                                             --------
                                                                                5,935
                                                                             --------
Industrial - 7.4%
Blount, Inc., 13.00%, 2009                                       6,150          2,829
Case Corp.,
   6.75%, 2007                                                     400            334
   7.25%, 2016                                                   1,810          1,412
Foamex Capital Corp., 13.50%, 2005                               5,500          4,565
Goss Holdings, Inc., 12.25%, 2005 (b)                            2,764             --
Grove Worldwide LLC, 9.25%, 2008 (b)                             4,400             88
International Wire Group, Inc., 11.75%, 2005,                      530            443
Neenah Corp.,
   11.13%, 2007, Series B                                        2,650          1,431
   11.13%, 2007, Series E (144A security
      acquired Nov. 1998 for $1,553) (a)                         1,500            810
                                                                             --------
                                                                               11,912
                                                                             --------
Insurance - 1.1%
Conseco, Inc.,
   6.40%, 2003                                                     290            157
   8.75%, 2004                                                   2,290          1,053
Fremont General Corp., 7.70%, 2004                                 620            510
                                                                             --------
                                                                                1,720
                                                                             --------
Metals & Mining - 5.9%
Doe Run Resource Corp., 11.25%, 2005 (b)                         4,000            720

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             7
December 31, 2001 (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Metals & Mining (continued)
Kaiser Aluminum & Chemicals Corp.,
   12.75%, 2003 (b)                                         $    4,030       $  2,937
Murrin Murrin Holdings Ltd., 9.38%, 2007                         1,325            994
National Steel Corp., 9.88%, 2009                                2,620            891
Phelps Dodge Corp., 8.75%, 2011                                    910            879
Renco Steel Holdings, Inc., 10.88%, 2005                         5,850            512
USEC, Inc., 6.63%, 2006                                          1,670          1,555
United States Steel LLC, 10.75%, 2008
   (144A security acquired July 2001 for $1,047) (a)             1,060          1,012
                                                                             --------
                                                                                9,500
                                                                             --------
Miscellaneous - 1.4%
Allied Waste North America, Inc., 10.00%, 2009                     320            328
Service Corp. International, 6.00%, 2005                         2,260          1,952
                                                                             --------
                                                                                2,280
                                                                             --------
Oil & Gas - 0.5%
Pennzoil Quaker State Co., 10.00%, 2008
   (144A security acquired Oct. 2001 for $745) (a)                 750            788
                                                                             --------
Printing & Publishing - 8.2%
American Color Graphics, Inc., 12.75%, 2005                      5,500          5,287
Garden State Newspapers, Inc., 8.75%, 2009                         610            598
Mail-Well I Corp., 8.75%, 2008                                   4,000          3,120
Primedia, Inc., 8.88%, 2011                                      1,820          1,629
Quebecor Media Inc., 11.13%, 2011                                2,520          2,690
                                                                             --------
                                                                               13,324
                                                                             --------
Retail - 6.5%
Gap, Inc., 8.80%, 2008
   (144A security acquired Nov. & Dec. 2001
   for $1,629) (a)                                               1,680          1,470
Jo-Ann Stores, Inc., 10.38%, 2007                                5,000          4,100
K-Mart Corp., 9.38%, 2006 (b)                                    4,000          3,290
Pep Boys-Manny Moe & Jack, 7.00%, 2005                           1,000            935
Saks, Inc., 7.50%, 2010                                            840            691
                                                                             --------
                                                                               10,486
                                                                             --------
Technology - 1.8%
Exodus Communications, Inc., 11.25%, 2008 (b)                    4,800            888
IPC Acquisition Corp., 11.50%, 2009
   (144A security acquired Dec. 2001 for $860) (a)                 860            860

Technology (continued)
Orbital Imaging Corp., 11.63%, 2005 (b)                     $    3,500       $    700
PSI Net, Inc.,
   10.50%, 2006 (b)                                              2,360            183
   11.00%, 2009 (b)                                              3,115            241
                                                                             --------
                                                                                2,872
                                                                             --------
Telecommunications - 10.2%
Alestra S.A., 12.13%, 2006                                       1,105            870
American Tower Corp., 9.38%, 2009                                2,000          1,585
Echostar DBS Corp., 9.13%, 2009
   (144A security acquired Dec. 2001 for $1,860) (a)             1,860          1,865
Echostar Broadband Corp., 10.38%, 2007                           1,080          1,139
Energis PLC, 9.75%, 2009                                         1,600          1,216
Global Crossings Holdings Ltd., 9.63%, 2008 (b)                  3,000            300
Hyperion Telecommunications, Inc., 12.00%, 2007                  3,920             39
KMC Telecom Holdings, Inc., 13.50%, 2009                         3,605            252
McLeod USA, Inc.,
   12.00%, 2008 (b)                                              3,730            858
   11.50%, 2009 (b)                                              1,000            220
Nextlink Communications, Inc.,
   Step Coupon (0% to 4/15/03), 2008 (b)                         2,600            273
   10.75%, 2008 (b)                                              1,500            180
   10.50%, 2009 (b)                                                330             36
   10.75%, 2009 (b)                                                335             40
NTL Communications Corp., 11.88%, 2010                           4,000          1,400
NTL, Inc., Step Coupon (0% to 4/15/00), 2005                     2,750            866
Talton Holdings, Inc., 11.00%, 2007                              2,800          1,792
Transtel Pass-Thru Trust, 12.50%, 2007 (b)                       4,250            850
Versatel Telecom BV,
   13.25%, 2008                                                  3,550          1,243
   13.25%, 2008                                                  2,000            700
Williams Communications, Inc., 10.88%, 2009                      1,970            842
Winstar Communications, Inc., 12.50%, 2008 (b)                   5,000              6
                                                                             --------
                                                                               16,572
                                                                             --------
Textiles - 7.1%
Cluett American Corp., 10.13%, 2008                              5,000          3,350
Levi Strauss & Co., 11.63%, 2008                                 5,420          4,783
Supreme International Corp., 12.25%, 2006                          700            705

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           8
December 31, 2001 (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Textiles (continued)
Tommy Hilfiger USA, Inc., 6.85%, 2008                           $2,910      $   2,706
                                                                            ---------
                                                                               11,544
                                                                            ---------
Transportation - 9.0%
American Commercial Lines LLC, 10.25%, 2008                        910            493
Atlas Air, Inc., 10.75%, 2005                                    5,885          5,120
Avis Group Holdings, Inc., 11.00%, 2009                          4,125          4,373
Budget Group, Inc., 9.13%, 2006                                  3,065            736
Royal Caribbean Cruises,
   7.13%, 2002                                                     980            965
   8.25%, 2005                                                   1,380          1,166
TFM SA DE CV,
   Step Coupon (0% to 6/15/02), 2009                             2,000          1,760
                                                                            ---------
                                                                               14,613
                                                                            ---------
Wireless Communications - 7.2%
Centennial Cellular, Inc., 10.75%, 2008                          1,640          1,378
Nextel Communications, Inc.,
   9.38%, 2009                                                   3,000          2,370
   Step Coupon (0% to 9/15/02), 2007                               830            627
Nextel Partners, Inc., 12.50%, 2009
   (144A security acquired Nov. 2001 for $1,870) (a)             2,000          1,760
Spectrasite Holdings, Inc., 10.75%, 2010                         1,950            995
Telecorp PCS, Inc., 10.63%, 2010                                 3,925          4,484
                                                                            ---------
                                                                               11,614
                                                                            ---------
Total Bonds and Notes
   (Cost - $348,539)                                                          231,770
                                                                            ---------
                                                                Number
                                                             of Shares
                                                             ---------
COMMON STOCK - 0.0%
Industrial - 0.0%
Goss Holdings, Inc., Class B (cost $0) (c)                      64,467             --
                                                                            ---------
PREFERRED STOCK - 0.2%
Cable TV - 0.2%
CSC Holdings, Inc., 11.13%, (Cost - $327)                        3,100            328
                                                                            ---------

WARRANTS - 0.1%
Convergent Communications, Inc., Exp. 2008 (a) (c)              30,000       $     --
Jostens, Inc., Exp. 2010 (c)                                     4,350             87
Orbital Imaging Corp., Exp. 2005 (a) (c)                         4,250             --
Pliant Corp., Exp. 2010 (a) (c)                                  3,700              6
Primus Telecommunications, Inc., Exp. 2004 (c)                   4,250             --
Versatel Telecom B.V., Exp. 2008 (c)                             6,550             --
                                                                             --------
Total Warrants (Cost - $473)                                                       93
                                                                             --------
TOTAL INVESTMENTS IN SECURITIES - 143.6%
   (Total Cost - $349,339) (d)                                                232,191
Liabilities in excess of other assets - (43.6%)                               (70,498)
                                                                             --------
NET ASSETS - 100%                                                            $161,693
                                                                             ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates restricted security; the aggregate fair value of restricted securities is $13,709,875 (aggregate cost $15,070,597), which is approximately 8.48% of net assets.
(b) Defaulted securities.
(c) Non-income producing securities.
(d) At December 31, 2001, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $348,455,245, was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    was an excess of value over tax cost                                            $   4,387,749
    Aggregate gross unrealized depreciation for all investments in which there
    was an excess of tax cost over value                                             (120,652,221)
                                                                                    -------------
    Unrealized depreciation - net                                                   $(116,264,472)
                                                                                    =============

Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
December 31, 2001

                  Market         % of
                  Value          Market
                  (000)          Value
----------------------------------------
A/A             $  2,445          1.0%
Baa/BBB           13,731          5.9
Ba/BB             48,917         21.1
B/B              125,984         54.4
Below B           40,693         17.6
                --------        -----
                $231,770        100.0%
                ========        =====

*The higher of Moody's or Standard & Poor's Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       9


Statement of Assets and Liabilities
December 31, 2001
(In Thousands)

Assets:
Investments in securities at value                      $232,191
Cash                                                          49
Interest and dividends receivable                          8,830
Receivables for investments sold                             982
Investment for Trustees' deferred compensation plan          241
Other                                                         31
                                                        --------
  Total assets                                           242,324
                                                        --------
Liabilities:
Loan payable                                              73,820
Payable for investments purchased                          3,774
Dividend payable                                           2,389
Deferred Trustees' fees payable                              241
Accrued interest payable                                     142
Advisory fees payable                                        144
Audit and legal fees payable                                  66
Administrative fees payable                                   38
Custodian fees payable                                        17
                                                        --------
  Total liabilities                                       80,631
                                                        --------
Net Assets (Equivalent to $3.05 per share based on
   53,093 shares of beneficial interest outstanding;
   unlimited number of shares authorized)               $161,693
                                                        ========
Components of Net Assets:
Paid in capital                                         $405,058
Overdistributed net investment income                     (3,797)
Accumulated net realized loss                           (122,420)
Net unrealized depreciation of investments              (117,148)
                                                        --------
Net Assets                                              $161,693
                                                        ========
Cost of Investments                                     $349,339
                                                        ========



Statement of Operations
For the Year Ended December 31, 2001
(In Thousands)

Investment Income:
Income:
   Interest                                                $ 35,548
   Dividends                                                      9
                                                           --------
    Total income                                             35,557
Expenses:
   Interest expense                            $4,069
   Investment advisory fees                     1,804
   Audit and legal fees                           166
   Shareholder reports                             92
   Administrative services                         89
   Custodian fees                                  87
   Stock exchange fees                             49
   Transfer agent fees                             41
   Trustees' fees                                  22
   Other                                            1
                                               ------
    Total expenses                             $6,420
                                               ------
Net Investment Income                                        29,137
                                                           --------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized loss from investments                       (56,430)
   Net change in unrealized depreciation of
      investments                                            13,352
                                                           --------
Net Realized and Unrealized Loss on
   Investments                                              (43,078)
                                                           --------
Net Decrease in Net Assets Resulting from
   Operations                                              $(13,941)
                                                           ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      10

Statements of Changes in Net Assets
(In Thousands)

                                                      For the Year Ended
                                                         December 31,
                                                   -----------------------
                                                     2001           2000
                                                   --------       --------
Operations:
Net investment income                              $ 29,137       $ 35,179
Net realized loss from investments                  (56,430)       (23,893)
Net unrealized appreciation (depreciation)
   on investments                                    13,352        (79,507)
                                                   --------       --------
Net decrease from operations                        (13,941)       (68,221)
                                                   --------       --------
Dividends and Distributions:
From net investment income                          (30,284)       (38,047)
                                                   --------       --------
Total dividends and distributions                   (30,284)       (38,047)
                                                   --------       --------
Capital Share Transactions:
Net increase from 899 and 614 capital
   shares issued to shareholders in
   reinvestment of distributions, respectively        3,517          3,317
                                                   --------       --------
Net increase from Fund share transactions             3,517          3,317
                                                   --------       --------
Net Decrease in Net Assets                          (40,708)      (102,951)
Net Assets:
Beginning of period                                 202,401        305,352
                                                   --------       --------
End of period *                                    $161,693       $202,401
                                                   ========       ========
*Includes overdistributed net investment
 income of:                                        $ (3,797)      $ (2,940)
                                                   ========       ========

Statement of Cash Flows
For the Year Ended December 31, 2001
(In Thousands)

Cash Provided (Used) by Financing Activities:
Repayment of borrowing                                  $(13,143)
Dividends paid in cash                                   (28,293)
                                                        --------
Total amount used                                        (41,436)
                                                        --------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                       (203,393)
Proceeds from sales of portfolio securities              214,970
                                                        --------
Total amount provided                                     11,577
                                                        --------
Net investment income (excludes amortized
   discount and premium of $1,457)                        27,680
Net change in receivables/payables related
   to operations                                           2,226
                                                        --------
Total other amounts                                       29,906
                                                        --------
Net increase in cash                                          47
Cash, beginning of period                                      2
                                                        --------
Cash, End of Period                                     $     49
                                                        ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      11


Financial Highlights

---------------------------------------------------------------------------------------------------------------------
                                                                    For the Year Ended December 31,
                                                 --------------------------------------------------------------------
                                                    2001(c)        2000          1999          1998         1997
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $  3.88      $   5.92       $   6.39      $  7.88      $   7.43
Income from investment operations
Net investment income (a)                             0.55          0.68           0.81         0.88          0.87
Net realized and unrealized gain (loss) on
 investments                                         (0.81)        (1.99)         (0.46)       (1.49)         0.44
                                                   -------      --------       --------      -------      --------
Total from investment operations                     (0.26)        (1.31)          0.35        (0.61)         1.31
                                                   -------      --------       --------      -------      --------
Less dividends and distributions:
Dividends from net investment income                 (0.57)        (0.73)         (0.82)       (0.88)        (0.86)
                                                   -------      --------       --------      -------      --------
Total dividends and distributions                    (0.57)        (0.73)         (0.82)       (0.88)        (0.86)
                                                   -------      --------       --------      -------      --------
Net asset value, end of period                     $  3.05      $   3.88       $   5.92      $  6.39      $   7.88
                                                   =======      ========       ========      =======      ========
Market value, end of period                        $  3.36      $   4.19       $   5.38      $  7.25      $   8.44
                                                   =======      ========       ========      =======      ========
Total Investment Return:
Per share market value                               (6.85)%      (10.05)%       (16.18)%      (3.35)%       11.65%
Per share net asset value (b)                        (7.31)%      (24.21)%         5.78%       (8.31)%       18.58%
Ratios to Average Net Assets
Expenses (includes interest expense)                  3.43%         4.16%          3.40%        3.40%         3.28%
Expenses (excludes interest expense)                  1.26%         1.09%          1.02%        0.97%         1.06%
Net investment income                                15.56%        13.13%         13.05%       12.05%        11.28%
Portfolio Turnover                                      82%           38%            49%          56%           74%
Net Assets, End of Period (000 omitted)            $161,693     $202,401       $305,352      $324,289     $295,256

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        12

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortizes premium and discount on all debt securities. The cumulative effect of this accounting change was an additional discount of $727,349 as of December 31, 2000. The cumulative effect of this change for the year ended December 31, 2001, was to increase net investment income by $1,430,902, decrease net realized gains (losses) on investments by $841,053 and decrease net unrealized appreciation (depreciation) by $589,849. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation. There was no impact on the total net assets of the Fund.

Prior to the change, the Fund did not amortize premiums or discounts for book purposes, except for original issue discounts, which were accreted over the life of the respective securities.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        13
(Continued)

Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2001 the Fund decreased undistributed (overdistributed) net investment income by $436,972 and increased net realized gain (loss) by the same amount.

E. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. Bank Loans. On October 31, 2001, the Fund entered into a new revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $100,000,000; or
(B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets as determined under the terms of the Agreement. The Agreement expires on October 31, 2004. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

Previously, the Fund had a revolving credit agreement (the "Prior Agreement") with an unrelated third party lender (the "Prior Lender"), which generally enabled the Fund to borrow up to the lesser of: (A) $100,000,000; or (B) one-third of the Fund's Eligible Assets. Principal was repayable in whole or in part at the option of the Fund. In connection with the Prior Agreement, the Fund had granted the Prior Lenders a first lien on all of its investment securities and cash, which was enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under the Prior Agreement bore interest at a variable rate tied to one of several short-term rates that the Fund was able to select from time to time or at fixed rates, as could be agreed to between the Fund and the Prior Lender.

The average borrowings outstanding during the twelve months ended December 31, 2001, were $74,023,429, at an average interest rate of approximately 5.50%. As of December 31, 2001, the Fund was paying interest at an average annual rate of 2.55% on its outstanding borrowings.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        14
(Continued)

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2001, the Fund paid or accrued $88,815.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities.
Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 2001, were $207,166,775 and $215,953,014, respectively.

6. Tax Information. As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investments in Securities) on a tax basis consisted of undistributed ordinary income of $787,363 and a capital loss carryover of $121,681,033, of which $1,753,142, $28,686,393, $35,363,213 and $55,878,285 expire in 2003, 2007,
2008 and 2009, respectively. For 2001 the Fund had a post-October currency loss in the amount of $315,482. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      15


Report of Independent Accountants


To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2002

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      16


2001 Tax Information (Unaudited)

During 2001, the Fund declared ordinary income dividends of $0.575 per share. There were no capital gain distributions. A regular monthly distribution of $0.045, which was declared in December 2001, complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 2001 distribution is still considered 2001 taxable income, even though received in January 2002. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

Dividend Rate Change

The monthly dividend from net investment income of 3.5 cents per share, which the Fund declared on February 15, 2002, and is payable March 8, 2002 to shareholders of record on February 28, 2002, represents a new dividend rate. The new rate is a reduction in the 4.5 cents per-share rate the Fund has paid since September 10, 2001. There are two principal reasons for the reduced dividend. First, high yield bond market default rates have risen and an increase in defaulted securities in recent months has caused the Fund's net investment income to decline. Second, higher coupon bonds purchased by the Fund in earlier years have gradually been replaced by lower coupon issues, as the original bonds have either matured, been called or sold for investment and credit reasons.

Automatic Dividend and Distribution Investment Plan

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth on the following page.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value, as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      17

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders, such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions, although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquiries about your account, should be directed to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      18
(Unaudited)

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                  Number of
Name,         Position         Length                                             Portfolios in   Other
Address*      Held with        of Time      Principal Occupation(s) During        Fund Complex    Directorships
And Age       Fund             Served       Past 5 Years                          Overseen        Held by Trustee
--------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.    Trustee          Trustee      Vice President (Investor Relations,   14              -
Jones                          since 1995   Public Relations) and Treasurer,
57                                          Kaman Corporation (helicopters
                                            and aircraft components,
                                            industrial)

Paul J.       Trustee          Trustee      Special Advisor to Board of           14              Director -- Western
McDonald                       since 1995   Directors, Friendly Ice Cream                         Massachusetts
58                                          Corporation (family restaurants                       Electric Company
                                            and dairy products)

Marnie        Trustee          Trustee      Diocesan Consultant, Episcopal        11              -
Wagstaff                       since 2001   Diocese of Connecticut; Visiting
Mueller                                     Professor of Health Economics,
64                                          Wesleyan University

Affiliated Trustees and Fund Officers

Thomas C.     Trustee          Trustee      President, CIGNA Retirement &         14              Director of various
Jones                          since 1997   Investment Services, Chairman of                      subsidiaries of
55                                          the Board of Directors, TimesSquare                   CIGNA Corporation
                                            Capital Management, Inc.; President,
                                            CIGNA Individual Insurance

Richard H.    Chairman of      President    Managing Director, CIGNA              14              Director of various
Forde         the Board of     since 1998   Retirement & Investment Services,                     subsidiaries of
48            Trustees,                     Inc. and TimesSquare Capital                          CIGNA Corporation
              President                     Management, Inc.

Alfred A.     Vice President   Officer      CIGNA Funds Treasurer; Assistant      14              -
Bingham III   and Treasurer    Since 1988   Vice President, TimesSquare Capital
57                                          Management, Inc.

Jeffrey S.    Vice President   Officer      Senior Counsel, CIGNA                 14              -
Winer         and Secretary    Since 1993   Corporation
44
--------------------------------------------------------------------------------------------------------------------

* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    19


--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

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